UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 3, 2026

TPG Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41222	87-2063362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300		76102
Fort Worth, TX		(Zip Code)
(817) 871-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	TPG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
6.950% Subordinated Notes due 2064	TPGXL	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of the Security Holders
On June 3, 2026, TPG Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “2026 Annual Meeting”). The Company’s stockholders considered four items of business, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 21, 2026.
On April 8, 2026, the record date, there were (i) 153,782,054 shares of Class A common stock, par value $0.001 (the “Class A Shares”), and (ii) 223,852,327 shares of Class B common stock, par value $0.001 (the “Class B Shares”), outstanding and entitled to vote. Each Class A Share was entitled to one vote per share, and each Class B Share was entitled to ten votes per share. The matters voted on and the results of the votes cast by holders of the Class A Shares and Class B Shares, voting together, are set forth below.
Item 1. Election of Directors
The nominees listed below were elected to serve on the Board of Directors, in each case for a one-year term expiring at the annual meeting of stockholders to be held in 2027.

	FOR	WITHHOLD	BROKER NON-VOTES
Gunther Bright	2,320,618,558	21,434,544	10,274,479
James Coulter	2,309,684,602	32,368,500	10,274,479
Mary Cranston	2,309,353,912	32,699,190	10,274,479
Kelvin Davis	2,306,119,651	35,933,451	10,274,479
Kathy Elsesser	2,320,652,002	21,401,100	10,274,479
William McRaven	2,329,209,606	12,843,496	10,274,479
Deborah Messemer	2,317,659,231	24,393,871	10,274,479
Nehal Raj	2,306,643,795	35,409,307	10,274,479
Jeffrey Rhodes	2,307,378,312	34,674,790	10,274,479
Ganendran Sarvananthan	2,306,106,937	35,946,165	10,274,479
Todd Sisitsky	2,309,545,530	32,507,572	10,274,479
David Trujillo	2,306,113,680	35,939,422	10,274,479
Anilu Vazquez-Ubarri	2,309,843,973	32,209,129	10,274,479
Jon Winkelried	2,312,837,916	29,215,186	10,274,479

Item 2. Election of Executive Committee Members
The nominees listed below were elected to serve on the Executive Committee, in each case for a one-year term expiring at the annual meeting of stockholders to be held in 2027.

	FOR	WITHHOLD	BROKER NON-VOTES
James Coulter	2,307,725,002	34,328,100	10,274,479
Kelvin Davis	2,305,197,705	36,855,397	10,274,479
Nehal Raj	2,304,627,850	37,425,252	10,274,479
Jeffrey Rhodes	2,305,354,638	36,698,464	10,274,479
Ganendran Sarvananthan	2,305,196,800	36,856,302	10,274,479
Todd Sisitsky	2,307,493,314	34,559,788	10,274,479
David Trujillo	2,305,198,099	36,855,003	10,274,479
Anilu Vazquez-Ubarri	2,307,792,698	34,260,404	10,274,479
Jon Winkelried	2,308,388,824	33,664,278	10,274,479

Item 3. Advisory Vote to Approve Executive Compensation (Say-on-Pay)
Stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for the 2025 fiscal year.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,278,059,396	62,254,069	1,739,637	10,274,479

Item 4. Ratification of Deloitte as our Independent Registered Public Accounting Firm

Stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2026.

FOR	AGAINST	ABSTAIN
2,350,206,156	375,978	1,745,447

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.     Description
104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

TPG Inc.

By:	/s/ Jennifer L. Chu
Name:	Jennifer L. Chu
Title:	Chief Legal Officer and General Counsel
Date: June 5, 2026